UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/08/2005

Century Aluminum Company
(Exact name of registrant as specified in its charter)

Commission File Number:  000-27918

DE	13-3070826
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2511 GARDEN ROAD, BUILDING A SUITE 200, MONTEREY , CA 93940
(Address of principal executive offices, including zip code)

(831) 642-9300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

EMPLOYMENT AND SEVERANCE PROTECTION AGREEMENTS FOR LOGAN W. KRUGER

Effective December 13, 2005, Century Aluminum Company (the "Company") entered into employment and severance protection agreements with Logan W. Kruger, who succeeded Craig A. Davis as President and Chief Executive Officer of the Company effective December 13, 2005. Under the terms of his employment agreement, Mr.
Kruger will receive a base salary of $750,000 per annum and will be eligible to receive an annual performance-based cash bonus under the Company's incentive compensation plan of up to 100% of his base salary, subject to the discretion of the Compensation Committee. Mr. Kruger's annual cash bonus for 2006 will be no less than $325,000. The agreement provides that Kruger will receive a one-time cash signing bonus of $475,000, options to purchase 100,000 shares of the
Company's common stock and a one-time grant of 50,000 shares of restricted stock. The options will vest over a period of three years following his first full year of employment and will be exercisable at an exercise price equal to the price of the Company's common stock on the date of grant. The shares of restricted stock will vest one-half at the end of 2006 and the balance at the end of 2007. Mr. Kruger will also be eligible to participate in certain of the
Company's incentive compensation and benefit plans, including the Company's Amended and Restated 1996 Stock Incentive Plan, which provides for the award of options and performance shares, and the Supplemental Retirement Income Benefit Plan, which provides select senior executives with supplemental benefits in addition to the benefits they are entitled to receive under the Company's qualified retirement plans.

Under Mr. Kruger's severance compensation agreement, if Mr. Kruger's employment is terminated within 36 months following a change in control of the Company either: (i) by the Company for any reason other than cause or disability, or (ii) by Mr. Kruger for good reason, he will receive a lump sum payment equal to three times the aggregate of the highest base salary and the highest bonus received by Mr. Kruger in any of the most recent five years. Also, upon a change in control, the exercisability of stock options and the vesting of performance shares held by Mr. Kruger will be accelerated. The agreement also provides for additional payments to fully offset any excise taxes payable by Mr. Kruger as a result of the payments and benefits provided for under the agreement.

The foregoing descriptions of the material terms of Mr. Kruger's employment and severance protection agreements are qualified by reference to the full text of such agreements, which will be included as exhibits to the Company's Form 10-K for the year ended December 31, 2005.

BASE COMPENSATION FOR NAMED EXECUTIVE OFFICERS

At a meeting held on December 8, 2005, the Compensation Committee of the Company's Board of Directors (the "Committee") approved the annual base pay,

effective January 1, 2006, for the following executive officers, each of whom are identified as Named Executive Officers in the Company's 2005 proxy statement: E. Jack Gates, Executive Vice President and Chief Operating Officer: $360,000; and Daniel J. Krofcheck, Vice President and Treasurer: $220,000.

2005 CASH BONUSES FOR NAMED EXECUTIVE OFFICERS

On December 8, 2005, the Compensation Committee approved cash bonuses for executive officers under the Company's incentive compensation plan for the year ended December 31, 2005 on the basis of the Company's performance and the Compensation Committee's subjective evaluation of individual performance. The cash bonuses awarded to the Named Executive Officers for 2005 were as follows: Craig A. Davis, $745,000; E. Jack Gates, $225,000; Gerald J. Kitchen, $215,000;
David W. Beckley, $185,000; and Daniel J. Krofcheck, $100,000.

The Committee also approved a retention bonus of $913,750 and a success bonus of $2,000,000 for Mr. Davis as provided for in his employment agreement.

COMPENSATION FOR CHAIRMAN OF THE BOARD

On December 8, 2005, the Committee approved the compensation to be paid to Craig A. Davis for his continued service as Chairman of the Board of Directors following his retirement as the Company's Chief Executive Officer and President. For the period from January 1, 2005 to June 30, 2005, Mr. Davis will receive
$250,000 for his services. Thereafter, he will receive an annual retainer of $100,000 for his services. In addition, beginning July 1, 2006, as a non-employee director Mr. Davis will receive a fee of $2,000 for each Board or Board Committee meeting attended and will be reimbursed for his travel and other expenses incurred in attending Board and Board Committee meetings. Under the Company's Amended and Restated 1996 Stock Incentive Plan, non-employee directors continuing in office after the annual meeting of stockholders each year receive options to purchase 3,000 shares of the Company's common stock at an exercise price equal to the market price of such shares on the date of the grant.

AMENDMENT TO EMPLOYMENT AND SEVERANCE PROTECTION AGREEMENTS

On December 8, 2005, the Committee approved amendments to the employment and severance protection agreements for each of David W. Beckley, Executive Vice

President and Chief Financial Officer, Gerald J. Kitchen, Executive Vice President, General Counsel, Chief Administrative Officer and Secretary and E.
Jack Gates, Executive Vice President and Chief Operating Officer. Under the amendments approved by the Committee, the terms of the agreements for Messrs
Beckley and Kitchen will be extended by three months to March 31, 2006 while the terms of Mr. Gates' agreements will be extended by one year through December 31,
2006. From January 1, 2006 through March 31, 2006, Messrs. Beckley and Kitchen will receive additional monthly payments of $24,000 and $24,416.67, respectively, in addition to the base salaries provided for under their employment agreements.

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) - (c) Pursuant to the terms of his amended employment agreement, as described above, David W. Beckley will retire as Executive Vice President and
Chief Financial Officer of the Company on March 31, 2006. Mr. Beckley has agreed to be available to act as a consultant to the Company following his retirement.
The foregoing updates the information set forth under Item 5.02 of the Form 8-K filed by the Company on March 25, 2005.

On December 13, 2005, Craig A. Davis retired as President and Chief Executive Officer of the Company. Effective upon Mr. Davis' retirement, Logan W. Kruger assumed the positions of President and Chief Executive Officer. The material terms of Mr. Kruger's employment and severance protection agreements are described in Item 1.01 above and are incorporated herein by reference. The foregoing updates the information set forth under Item 5.02 of the Form 8-K filed by the Company on November 9, 2005.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY ALUMINUM COMPANY

Date: December 14, 2005	By:	/s/ Peter C. McGuire
Peter C. McGuire
Vice President and Assistant General Counsel